UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06310

Legg Mason Partners Variable Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: March 31, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS VARIABLE INCOME TRUST

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

FORM N-Q

MARCH 31, 2014

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
CORPORATE BONDS & NOTES - 85.1%
CONSUMER DISCRETIONARY - 16.4%
Auto Components - 1.0%
American Axle & Manufacturing Inc., Senior Notes	7.750%	11/15/19	270,000		$313,200
American Axle & Manufacturing Inc., Senior Notes	6.250%	3/15/21	110,000		117,700
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	320,000		348,400
Cooper-Standard Holding Inc., Senior Notes	7.375%	4/1/18	260,000		266,827	(a)(b)
Dana Holding Corp., Senior Notes	5.375%	9/15/21	430,000		449,350
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	100,000	EUR	161,185	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	395,000	EUR	586,960	(a)

Total Auto Components					2,243,622

Automobiles - 0.5%
Chrysler Group LLC/Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	230,000		261,338	(a)
Jaguar Land Rover Automotive PLC, Senior Bonds	5.000%	2/15/22	420,000	GBP	713,301	(a)

Total Automobiles					974,639

Distributors - 0.2%
LKQ Corp., Senior Notes	4.750%	5/15/23	380,000		361,000	(a)

Diversified Consumer Services - 0.8%
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	160,000	GBP	275,786
Odeon & UCI Finco PLC, Senior Secured Notes	9.000%	8/1/18	400,000	GBP	704,244	(a)
Service Corp. International, Senior Notes	7.500%	4/1/27	290,000		308,850
Sotheby’s, Senior Notes	5.250%	10/1/22	180,000		176,850	(a)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	330,000		340,725	(a)

Total Diversified Consumer Services					1,806,455

Hotels, Restaurants & Leisure - 5.1%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	390,000		400,725	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	462,219		457,280	(a)(b)(c)(d)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step bond	11.000%	4/15/19	160,000		147,200	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	550,000		530,750
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	500,000		451,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	240,000		216,600
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	450,000		520,312
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	270,000		280,800	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	235,000		233,825	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	390,000		420,225	(a)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	416,000	GBP	733,413
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	265,000		1,325	(a)(e)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	210,000		217,875	(a)
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	730,000		764,219	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	590,000		626,875	(a)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	660,000		709,500	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	460,000		508,875	(a)
Marstons Issuer PLC, Secured Bonds	5.641%	7/15/35	223,000	GBP	351,327	(f)
MCE Finance Ltd., Senior Notes	5.000%	2/15/21	1,050,000		1,055,250	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	190,000		212,800

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Hotels, Restaurants & Leisure - 5.1% (continued)
NCL Corp. Ltd., Senior Notes	5.000%	2/15/18	250,000		$260,625
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	620,000		655,650	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	630,000		696,150
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Notes	5.375%	3/15/22	490,000		513,888

Total Hotels, Restaurants & Leisure					10,966,739

Household Durables - 1.3%
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	490,000		518,787	(a)(b)
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	490,000		542,675
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	490,000		524,300
Weekley Homes LLC/ Weekley Finance Corp., Senior Bonds	6.000%	2/1/23	190,000		190,000
William Lyon Homes Inc., Senior Notes	5.750%	4/15/19	90,000		91,350	(a)
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	490,000		547,575
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	440,000		449,900	(a)

Total Household Durables					2,864,587

Media - 4.5%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	170,000		186,362
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senior Notes	5.250%	2/15/22	180,000		184,950	(a)
CBS Outdoor Americas Capital LLC/CBS Outdoor Americas Capital Corp., Senoir Notes	5.625%	2/15/24	180,000		184,950	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	380,000		417,050
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	250,000		268,125
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	110,000	EUR	167,856	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	100,000	EUR	152,597	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	390,000		418,762
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	150,000		159,938
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	120,000		129,300
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	340,000		381,650
DISH DBS Corp., Senior Notes	6.625%	10/1/14	30,000		30,825
DISH DBS Corp., Senior Notes	7.875%	9/1/19	680,000		805,800
DISH DBS Corp., Senior Notes	6.750%	6/1/21	130,000		145,925
DISH DBS Corp., Senior Notes	5.875%	7/15/22	250,000		267,500
Gannett Co. Inc., Senior Notes	6.375%	10/15/23	360,000		382,950	(a)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	140,000		149,800	(a)
Lynx II Corp., Senior Notes	7.000%	4/15/23	210,000	GBP	375,498	(a)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	400,000		423,000	(a)
MediaNews Group Inc.	12.000%	12/31/18	200,000		200,000	(c)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	528,333		586,450	(a)(b)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	210,000		235,200	(a)
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	100,000	EUR	154,641	(a)(b)
Regal Entertainment Group, Senior Notes	5.750%	3/15/22	320,000		330,400
Sinclair Television Group Inc., Senior Notes	5.375%	4/1/21	260,000		259,350
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	151,000	EUR	229,348	(a)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	60,000	EUR	87,825	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	760,000		845,500	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	300,000		323,250	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Media - 4.5% (continued)
Virgin Media Secured Finance PLC, Senior Secured Bonds	5.500%	1/15/25	610,000		$619,150	(a)
Vougeot Bidco PLC, Senior Secured Notes	7.875%	7/15/20	100,000	GBP	182,860	(a)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	420,000		424,725	(a)

Total Media					9,711,537

Multiline Retail - 0.5%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	870,000		965,700	(a)(b)

Specialty Retail - 1.9%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	120,000	GBP	226,808	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	130,000		137,150
CST Brands Inc., Senior Notes	5.000%	5/1/23	210,000		207,375
Dufry Finance SCA, Senior Notes	5.500%	10/15/20	520,000		544,315	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	431,000	EUR	583,376	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	690,000		688,275	(a)
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	160,000		159,400	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	390,000		331,988
Michaels Stores Inc., Senior Subordinated Notes	5.875%	12/15/20	450,000		456,187	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	40,000		41,150	(a)(b)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	660,000		676,500	(a)(b)

Total Specialty Retail					4,052,524

Textiles, Apparel & Luxury Goods - 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	550,000	EUR	820,218	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	200,000		205,250	(a)
William Carter Co., Senior Notes	5.250%	8/15/21	200,000		206,750	(a)

Total Textiles, Apparel & Luxury Goods					1,232,218

TOTAL CONSUMER DISCRETIONARY					35,179,021

CONSUMER STAPLES - 4.4%
Beverages - 0.9%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	250,000		271,250	(a)
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	560,000		548,800
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	450,000		501,750	(a)
Darling Escrow Corp., Senior Notes	5.375%	1/15/22	250,000		257,187	(a)
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	360,000		355,050	(a)

Total Beverages					1,934,037

Food & Staples Retailing - 0.2%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	440,000		459,250	(a)

Food Products - 2.7%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	488,000		546,560
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	500,000		503,125	(a)
JBS Investment GmbH, Senior Notes	7.250%	4/3/24	540,000		540,000	(a)
Labeyrie Fine Foods SAS, Senior Secured Bonds	5.625%	3/15/21	180,000	EUR	254,486	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	370,000		362,600	(a)
Marfrig Holding Europe BV, Senior Notes	11.250%	9/20/21	460,000		497,950	(a)
Marfrig Overseas Ltd., Senior Notes	9.500%	5/4/20	550,000		557,563	(a)
Premier Foods PLC, Senior Secured Notes	6.500%	3/15/21	100,000	GBP	171,316	(a)
R&R Ice Cream PLC, Senior Secured Notes	8.375%	11/15/17	231,000	EUR	340,514	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	940,000		1,023,425	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	890,000		925,600	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	144,000		149,400	(a)

Total Food Products					5,872,539

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Household Products - 0.2%
Spectrum Brands Inc., Senior Notes	6.375%	11/15/20	140,000	$152,250
Spectrum Brands Inc., Senior Notes	6.625%	11/15/22	180,000	196,875

Total Household Products				349,125

Personal Products - 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	380,000	415,150	(a)

Tobacco - 0.2%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	400,000	411,000

TOTAL CONSUMER STAPLES				9,441,101

ENERGY - 16.3%
Energy Equipment & Services - 2.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	600,000	648,000
CGG, Senior Notes	6.500%	6/1/21	430,000	438,600
Exterran Partners LP/EXLP Finance Corp., Senior Notes	6.000%	10/1/22	330,000	324,624	(a)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	300,000	312,000
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	450,000	508,500	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	330,000	359,700	(a)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	250,000	253,750	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	510,000	495,338	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	310,000	327,438
Offshore Drilling Holding SA, Senior Secured Notes	8.375%	9/20/20	510,000	559,087	(a)
Pacific Drilling SA, Senior Secured Notes	5.375%	6/1/20	330,000	329,175	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	350,000	362,250	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	310,000	347,200

Total Energy Equipment & Services				5,265,662

Oil, Gas & Consumable Fuels - 13.8%
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	5.875%	4/15/21	380,000	406,600
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	5/15/23	490,000	496,125
Access Midstream Partners LP/ACMP Finance Corp., Senior Notes	4.875%	3/15/24	100,000	99,875
Antero Resources Finance Corp., Senior Notes	5.375%	11/1/21	280,000	284,375	(a)
Arch Coal Inc., Senior Notes	7.000%	6/15/19	200,000	155,500
Arch Coal Inc., Senior Notes	9.875%	6/15/19	740,000	647,500
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	160,000	171,200
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	4.750%	11/15/21	120,000	114,600
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	5.875%	8/1/23	430,000	426,775
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	120,000	127,200
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	260,000	270,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	560,000	645,400
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	40,000	42,550
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	160,000	176,800
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	430,000	490,200
Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp., Senior Notes	6.375%	3/15/24	180,000	185,400
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	260,000	297,700
Concho Resources Inc., Senior Notes	5.500%	10/1/22	50,000	52,375
Concho Resources Inc., Senior Notes	5.500%	4/1/23	300,000	313,500
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	886,255	871,973	(a)(b)
Crestwood Midstream Partners LP, Senior Notes	6.125%	3/1/22	430,000	451,500	(a)
CVR Refining LLC/Coffeyville Finance Inc., Secured Notes	6.500%	11/1/22	350,000	370,125
Ecopetrol SA, Senior Notes	5.875%	9/18/23	435,000	476,325

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†	VALUE
Oil, Gas & Consumable Fuels - 13.8% (continued)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	500,000	$453,750	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	680,000	746,300	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	220,000	237,600	(a)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	610,000	635,925
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	230,000	251,275	(a)
Kinder Morgan Inc., Senior Secured Notes	5.000%	2/15/21	180,000	181,155	(a)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	170,000	168,982	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	250,000	269,375	(a)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	530,000	565,775	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	580,000	645,250
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	84,000	91,140
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	4.500%	7/15/23	220,000	212,850
MEG Energy Corp., Senior Notes	7.000%	3/31/24	820,000	869,200	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	650,000	513,500	(e)
Murphy Oil USA Inc., Senior Notes	6.000%	8/15/23	380,000	394,250	(a)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	330,000	346,500	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	400,000	419,500	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	2,950,000	3,200,750	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	340,000	353,600	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	390,000	429,975	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	68,000	70,040	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	29,000	29,870	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	7.500%	2/15/22	270,000	285,525	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,120,000	1,153,600
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	630,000	578,038
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	170,000	175,569
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	320,000	401,600	(a)
Pioneer Energy Services Corp., Senior Notes	6.125%	3/15/22	220,000	224,400	(a)
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	1,070,000	1,086,050	(a)
QEP Resources Inc., Senior Notes	6.875%	3/1/21	50,000	55,250
QEP Resources Inc., Senior Notes	5.375%	10/1/22	450,000	454,500
QEP Resources Inc., Senior Notes	5.250%	5/1/23	160,000	160,000
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	330,000	355,575	(a)
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	5.875%	3/1/22	360,000	374,400
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	4.500%	11/1/23	460,000	430,100
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	220,000	239,250	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	490,000	550,025	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	150,000	168,375	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	1,000,000	1,095,000	(a)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	830,000	890,175	(a)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	320,000	348,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	190,000	189,050	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	240,000	258,000	(a)
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Bonds	5.250%	5/1/23	80,000	79,600
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	188,000	200,690
Ultra Petroleum Corp., Senior Notes	5.750%	12/15/18	500,000	526,250	(a)
Westmoreland Escrow Corp., Senior Secured Notes	10.750%	2/1/18	190,000	208,050	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	750,000	540,000	(a)

Total Oil, Gas & Consumable Fuels				29,687,632

TOTAL ENERGY				34,953,294

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
FINANCIALS - 6.6%
Banks - 3.3%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	250,000		$336,451	(a)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	220,000		243,100
CIT Group Inc., Senior Notes	3.875%	2/19/19	390,000		394,703
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,600,000		1,644,000
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	90,000		119,700	(a)(f)(g)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	300,000		342,000	(a)(f)(g)
Deutsche Postbank Funding Trust IV, Subordinated Notes	5.983%	6/29/17	650,000	EUR	969,349	(a)(f)(g)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	250,000		235,625	(f)(g)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	530,000		520,725	(g)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	670,000		723,600	(f)(g)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	320,000		328,867
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	160,000		179,554
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	940,000	AUD	1,040,681	(a)(f)

Total Banks					7,078,355

Consumer Finance - 0.6%
First Cash Financial Services Inc., Senior Notes	6.750%	4/1/21	150,000		154,125	(a)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	340,000		401,625
SLM Corp., Senior Notes	6.125%	3/25/24	250,000		250,312
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	230,000		241,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	190,000		209,000	(a)

Total Consumer Finance					1,256,562

Diversified Financial Services - 1.8%
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance ULC, Senior Secured Notes	8.875%	2/1/18	260,000		271,700
ING Group NV, Subordinated Bonds	5.140%	3/17/16	550,000	GBP	912,348	(f)(g)
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	1,280,000		1,576,000
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	6.500%	8/1/18	530,000		535,300
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		542,500	(a)(f)

Total Diversified Financial Services					3,837,848

Insurance - 0.4%
ELM BV, Subordinated Notes	5.252%	5/25/16	500,000	EUR	724,051	(a)(f)(g)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000		203,300	(a)

Total Insurance					927,351

Real Estate Investment Trusts (REITs) - 0.2%
Shimao Property Holdings Ltd., Senior Notes	6.625%	1/14/20	500,000		480,000	(a)

Real Estate Management & Development - 0.3%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	540,000		585,900	(a)

TOTAL FINANCIALS					14,166,016

HEALTH CARE - 4.7%
Biotechnology - 0.2%
Grifols Worldwide Operations Ltd., Senior Notes	5.250%	4/1/22	330,000		338,250	(a)

Health Care Equipment & Supplies - 0.9%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	430,000		453,650
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	380,000		392,350	(a)(b)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	810,000		814,050
Ontex IV SA, Senior Notes	9.000%	4/15/19	120,000	EUR	181,159	(a)

Total Health Care Equipment & Supplies					1,841,209

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - 3.1%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	247,000		$298,870
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	330,000		346,088	(a)
Catamaran Corp., Senior Bonds	4.750%	3/15/21	500,000		508,125
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	510,000		558,450
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	480,000		530,400
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	710,000		757,925	(a)
HCA Inc., Senior Secured Notes	5.000%	3/15/24	1,060,000		1,064,637
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	730,000		782,925
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	170,000		190,400
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	360,000		385,875	(a)
Unilabs Subholding AB, Senior Secured Notes	8.500%	7/15/18	460,000	EUR	673,326	(a)
WellCare Health Plans Inc., Senior Notes	5.750%	11/15/20	550,000		580,250

Total Health Care Providers & Services					6,677,271

Pharmaceuticals - 0.5%
Almirall SA, Senior Notes	4.625%	4/1/21	180,000	EUR	254,176	(a)
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	207,000	EUR	318,836	(a)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	360,000		373,050	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	220,000		235,400	(a)

Total Pharmaceuticals					1,181,462

TOTAL HEALTH CARE					10,038,192

INDUSTRIALS - 13.6%
Aerospace & Defense - 1.4%
Alliant Techsystems Inc., Senior Notes	5.250%	10/1/21	470,000		485,275	(a)
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	590,000		598,850	(a)
Ducommun Inc., Senior Notes	9.750%	7/15/18	710,000		798,750
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	719,000		758,545	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	270,000		293,963

Total Aerospace & Defense					2,935,383

Airlines - 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	430,000		442,891	(a)
Air Canada, Senior Secured Notes	8.750%	4/1/20	290,000		315,738	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	186,986		202,412	(a)
American Airlines, Pass-Through Trust, Secured Notes	5.625%	1/15/21	252,385		258,063	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	526,200		548,563	(a)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	76,132		86,981
Hawaiian Airlines, Pass-Through Certificates, Senior Secured Bonds	4.950%	1/15/22	480,000		460,800
United Airlines Inc., Pass Through Trust, Secured Notes	4.750%	4/11/22	80,000		80,800
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	502,597		535,266
United Airlines Inc., Pass-Through Certificates	8.388%	11/1/20	104,976		109,910
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	227,838		243,217
US Airways, Pass-Through Trust, Secured Bonds	6.750%	6/3/21	498,048		537,892
US Airways, Pass-Through Trust, Senior Secured Bonds	5.375%	11/15/21	220,000		222,750

Total Airlines					4,045,283

Building Products - 1.2%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	570,000		568,575	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	470,000		471,175	(a)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Building Products - 1.2% (continued)
Griffon Corp., Senior Notes	5.250%	3/1/22	960,000		$952,800	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	160,000		167,600	(a)
Reliance Intermediate Holdings LP, Senior Secured Notes	9.500%	12/15/19	100,000		110,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	243,000	EUR	384,147	(a)

Total Building Products					2,654,297

Commercial Services & Supplies - 1.6%
Empark Funding SA, Senior Secured Bonds	6.750%	12/15/19	190,000	EUR	282,039	(a)
Garda World Security Corp., Senior Notes	7.250%	11/15/21	140,000		150,150	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	250,000		288,750	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	570,000		612,750
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	413,000		457,398	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	252,000		279,090	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	180,000		182,700	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.625%	3/1/24	80,000		79,400	(a)
United Rentals North America Inc., Senior Notes	5.750%	11/15/24	1,030,000		1,039,012

Total Commercial Services & Supplies					3,371,289

Construction & Engineering - 1.8%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	280,000	EUR	415,714	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	100,000	EUR	148,469	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	530,000		484,950	(a)
Grupo Isolux Corsan Finance BV, Senior Bonds	6.625%	4/15/21	620,000	EUR	857,987	(a)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	730,000		782,925	(a)
Modular Space Corp., Secured Notes	10.250%	1/31/19	280,000		291,900	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	1,020,000		918,000	(a)

Total Construction & Engineering					3,899,945

Electrical Equipment - 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	340,000		372,300	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	340,000		367,200	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	150,342	(a)
Wesco Distribution Inc., Senior Notes	5.375%	12/15/21	250,000		256,250	(a)

Total Electrical Equipment					1,146,092

Machinery - 1.1%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	210,000		227,325	(a)
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	700,000		750,750	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	390,000		452,400
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	170,000	EUR	263,513	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	160,000	EUR	248,012	(a)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	230,000		243,225	(a)(b)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	140,000		148,750	(a)

Total Machinery					2,333,975

Marine - 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	482,630		451,259	(b)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	431,000		432,616
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	390,000		408,525	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	360,000		395,550

Total Marine					1,687,950

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Road & Rail - 0.9%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	470,000		$520,525	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	100,000	EUR	149,489	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	990,000		1,082,812	(a)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	230,000		237,475	(a)

Total Road & Rail					1,990,301

Trading Companies & Distributors - 0.8%
Ashtead Capital Inc., Senior Secured Notes	6.500%	7/15/22	830,000		906,775	(a)
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	400,000		413,000	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	350,000		386,750

Total Trading Companies & Distributors					1,706,525

Transportation - 1.3%
CMA CGM, Senior Notes	8.500%	4/15/17	150,000		151,500	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	600,000	EUR	837,542	(a)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	700,000		710,500	(a)(b)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	780,000		817,050	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	300,000		306,000	(a)

Total Transportation					2,822,592

Transportation Infrastructure - 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	240,000		255,150	(a)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	400,000		415,000	(a)

Total Transportation Infrastructure					670,150

TOTAL INDUSTRIALS					29,263,782

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment, Instruments & Components - 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	150,000	EUR	226,527	(a)

Internet Software & Services - 0.2%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	240,000		283,200
Bankrate Inc., Senior Notes	6.125%	8/15/18	150,000		159,750	(a)

Total Internet Software & Services					442,950

IT Services - 0.7%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	340,000		344,250	(a)
First Data Corp., Secured Notes	8.750%	1/15/22	250,000		273,125	(a)(b)
First Data Corp., Senior Notes	12.625%	1/15/21	520,000		621,400
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	320,000		337,600

Total IT Services					1,576,375

Software - 0.9%
ACI Worldwide Inc., Senior Notes	6.375%	8/15/20	390,000		411,937	(a)
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	390,000		418,275	(a)
Activision Blizzard Inc., Senior Notes	6.125%	9/15/23	320,000		349,200	(a)
Audatex North America Inc., Senior Notes	6.125%	11/1/23	150,000		160,313	(a)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	450,000		454,500	(a)

Total Software					1,794,225

TOTAL INFORMATION TECHNOLOGY					4,040,077

MATERIALS - 10.4%
Chemicals - 0.7%
Axiall Corp., Senior Notes	4.875%	5/15/23	500,000		492,500	(a)
Hexion US Finance Corp., Senior Secured Notes	6.625%	4/15/20	300,000		312,000
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	200,000		205,500	(a)(b)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Chemicals - 0.7% (continued)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	150,000	EUR	$237,396	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	130,000	EUR	205,744	(a)

Total Chemicals					1,453,140

Construction Materials - 1.3%
American Builders & Contractors Supply Co. Inc., Senior Notes	5.625%	4/15/21	390,000		404,625	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	400,000		471,500	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	260,000		306,475	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,550,000		1,693,375	(a)

Total Construction Materials					2,875,975

Containers & Packaging - 2.1%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	375,000	EUR	578,613	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	139,412		147,428	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	200,000		209,500	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Secured Notes	7.375%	10/15/17	390,000	EUR	572,878	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	450,000		479,250	(a)
Graphic Packaging International Inc., Senior Notes	4.750%	4/15/21	140,000		140,875
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,720,000		1,775,900
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	5.750%	10/15/20	550,000		578,875

Total Containers & Packaging					4,483,319

Metals & Mining - 4.9%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	361,000		399,447
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	260,000		259,350	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	350,000		324,625	(a)
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	110,000		104,544
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	660,000		666,600
CSN Resources SA, Senior Bonds	6.500%	7/21/20	190,000		194,750	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	186,000		190,650	(a)
Evraz Group SA, Notes	6.750%	4/27/18	1,170,000		1,093,950	(a)
Evraz Group SA, Senior Notes	9.500%	4/24/18	370,000		377,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	2/1/18	150,000		158,438	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	220,000		242,825	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	500,000		540,625	(a)
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	354,000		394,710	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	420,000		235,200	(a)(d)(e)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	132,333		132,333	(a)(b)(c)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	330,000		84,150	(a)(e)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	390,000		388,050
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	100,000	EUR	86,792	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	120,000		156,264
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	80,000		90,000
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	630,000		681,187
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	280,000		299,250	(a)(b)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	620,000	EUR	911,157	(a)(b)
Southern Copper Corp., Senior Notes	6.750%	4/16/40	60,000		61,665
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	760,000		627,000	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	230,000		251,275
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	340,000		367,200

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Metals & Mining - 4.9% (continued)
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	130,000		$144,625
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	860,000		908,375	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	230,000		231,150	(a)

Total Metals & Mining					10,603,587

Paper & Forest Products - 1.4%
Appvion Inc., Secured Notes	9.000%	6/1/20	860,000		880,425	(a)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	430,000		434,219
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	390,000		432,900	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	600,000		588,000	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	570,000		617,025

Total Paper & Forest Products					2,952,569

TOTAL MATERIALS					22,368,590

TELECOMMUNICATION SERVICES - 7.9%
Diversified Telecommunication Services - 4.3%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	437,000		439,731	(a)
CenturyLink Inc., Senior Notes	6.450%	6/15/21	240,000		259,200
CenturyLink Inc., Senior Notes	6.750%	12/1/23	130,000		138,613
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	680,000		741,200	(a)
Digicel Group Ltd., Senior Notes	8.250%	9/30/20	400,000		429,000	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	150,000		163,313
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	280,000		308,700
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	780,000		767,325	(a)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	120,000		130,650
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	610,000		687,012
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	840,000		926,106
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	380,000		388,550
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	460,000		492,200
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	100,000		105,250	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	5.500%	1/15/23	200,000		205,000	(a)
UPCB Finance V Ltd., Senior Secured Notes	7.250%	11/15/21	380,000		420,850	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	370,000		405,663
Vimpel Communications, Notes	6.493%	2/2/16	200,000		206,500	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	210,000		221,550	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,111,818		1,170,188	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	600,000		633,000

Total Diversified Telecommunication Services					9,239,601

Wireless Telecommunication Services - 3.6%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	330,000	EUR	486,448	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	200,000	GBP	351,352	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	100,000	GBP	175,676	(a)
Play Finance 1 SA, Senior Secured Bonds	6.500%	8/1/19	200,000	EUR	289,306	(a)
SoftBank Corp., Senior Notes	4.500%	4/15/20	410,000		410,000	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,230,000		1,199,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	1,060,000		1,171,300
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	670,000		820,750	(a)
Sprint Corp., Senior Notes	7.875%	9/15/23	1,190,000		1,311,975	(a)
T-Mobile USA Inc., Senior Notes	6.731%	4/28/22	100,000		107,500
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	1,130,000		1,156,668	(a)
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	290,000		296,844	(a)

Total Wireless Telecommunication Services					7,777,069

TOTAL TELECOMMUNICATION SERVICES					17,016,670

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
UTILITIES - 2.9%
Electric Utilities - 1.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	120,000		$132,000
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	965,896		970,726
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	590,000		590,000
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	560,079		635,690	(e)

Total Electric Utilities					2,328,416

Gas Utilities - 0.0%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	60,000		79,670

Independent Power and Renewable Electricity Producers - 1.7%
AES Corp., Senior Notes	7.375%	7/1/21	60,000		68,700
AES Corp., Senior Notes	4.875%	5/15/23	600,000		576,000
AES Corp., Senior Notes	5.500%	3/15/24	60,000		59,700
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	200,000		212,000
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	650,000		663,000	(a)
Colbun SA, Senior Notes	6.000%	1/21/20	240,000		264,750	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	650,000		687,375
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	470,000		511,125	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	620,000		652,550	(a)

Total Independent Power and Renewable Electricity Producers					3,695,200

Multi-Utilities - 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	150,000		179,250	(a)

TOTAL UTILITIES					6,282,536

TOTAL CORPORATE BONDS & NOTES (Cost - $174,504,218)					182,749,279

CONVERTIBLE BONDS & NOTES - 0.0%
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost - $72,356)	8.000%	1/31/20	498,100	MXN	66,767	(a)

SENIOR LOANS - 2.1%
CONSUMER DISCRETIONARY - 0.8%
Hotels, Restaurants & Leisure - 0.4%
Equinox Holdings Inc., Second Lien Term Loan	8.654%	7/31/20	450,000		456,750	(h)(i)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	430,000		475,150	(h)(i)

Total Hotels, Restaurants & Leisure					931,900

Specialty Retail - 0.4%
Camping World Inc., Term Loan	5.750%	2/20/20	636,000		640,770	(h)(i)
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	220,000		198,367	(h)(i)

Total Specialty Retail					839,137

TOTAL CONSUMER DISCRETIONARY					1,771,037

CONSUMER STAPLES - 0.1%
Food Products - 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	170,000		166,175	(h)(i)

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
FTS International Inc., Term Loan B	8.500%	5/6/16	437,561		445,217	(h)(i)

HEALTH CARE - 0.6%
Health Care Providers & Services - 0.6%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	430,000		431,892	(j)

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT†		VALUE
Health Care Providers & Services - 0.6% (continued)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	430,000		$427,850	(h)(i)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	520,000		520,000	(h)(i)

TOTAL HEALTH CARE					1,379,742

MATERIALS - 0.4%
Chemicals - 0.4%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	300,000	EUR	431,893	(h)(i)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	340,000		353,033	(h)(i)

TOTAL MATERIALS					784,926

TOTAL SENIOR LOANS (Cost - $4,385,660)					4,547,097

SOVEREIGN BONDS - 8.2%
Argentina - 0.5%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	1,083,000		1,060,257

Brazil - 0.6%
Banco Nacional de Desenvolvimento Economico e Social, Senior Notes	3.375%	9/26/16	280,000		285,950	(a)
Federative Republic of Brazil, Notes	10.000%	1/1/17	2,475,000	BRL	1,034,506
Federative Republic of Brazil, Notes	10.000%	1/1/21	182,000	BRL	71,210

Total Brazil					1,391,666

Hungary - 0.5%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,104,000		1,145,400

Mexico - 2.1%
United Mexican States, Bonds	6.500%	6/9/22	56,816,000	MXN	4,495,673

Turkey - 2.0%
Republic of Turkey, Notes	6.750%	5/30/40	1,270,000		1,362,392
Republic of Turkey, Senior Notes	6.250%	9/26/22	2,640,000		2,843,280

Total Turkey					4,205,672

Venezuela - 2.5%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	4,040,000		3,519,850	(a)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	2,430,000		1,858,950	(a)

Total Venezuela					5,378,800

TOTAL SOVEREIGN BONDS (Cost - $18,145,261)					17,677,468

			SHARES
COMMON STOCKS - 1.0%
CONSUMER DISCRETIONARY - 0.2%
Automobiles - 0.2%
Ford Motor Co.			23,285		363,246

Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			26,303		52,606	*(c)(d)

Media - 0.0%
New Cotai LLC/New Cotai Capital Corp., Class B Shares			2		0	*(c)(d)(k)

TOTAL CONSUMER DISCRETIONARY					415,852

ENERGY - 0.2%
Energy Equipment & Services - 0.2%
KCAD Holdings I Ltd.			75,024,286		476,704	*(c)(d)

FINANCIALS - 0.1%
Banks - 0.1%
Citigroup Inc.			3,909		186,069

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

SECURITY			SHARES	VALUE
HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Physiotherapy Associates Holdings Inc.			5,500	$233,750	*(c)

INDUSTRIALS - 0.4%
Building Products - 0.0%
Nortek Inc.			437	35,926	*

Marine - 0.4%
DeepOcean Group Holding AS			19,935	652,251	*(c)(d)
Horizon Lines Inc., Class A Shares			212,508	157,256	*

Total Marine				809,507

TOTAL INDUSTRIALS				845,433

TOTAL COMMON STOCKS (Cost - $2,907,839)				2,157,808

	RATE
CONVERTIBLE PREFERRED STOCKS - 0.0%
MATERIALS - 0.0%
Metals & Mining - 0.0%
ArcelorMittal (Cost - $92,500)	6.000%		3,700	88,726

PREFERRED STOCKS - 2.0%
FINANCIALS - 2.0%
Banks - 0.1%
Santander Finance Preferred SA Unipersonal	10.500%		190	199,322	(f)

Consumer Finance - 1.4%
GMAC Capital Trust I	8.125%		110,217	3,008,924	(f)

Diversified Financial Services - 0.5%
Citigroup Capital XIII	7.875%		36,975	1,025,686	(f)

TOTAL PREFERRED STOCKS (Cost - $4,003,150)				4,233,932

		EXPIRATION DATE	WARRANTS
WARRANTS - 0.1%
Jack Cooper Holdings Corp.		12/15/17	627	83,077	*
Jack Cooper Holdings Corp.		5/6/18	309	40,943	*

TOTAL WARRANTS (Cost - $16,894)				124,020

TOTAL INVESTMENTS - 98.5% (Cost - $204,127,878#)				211,645,097
Other Assets in Excess of Liabilities - 1.5%				3,228,170

TOTAL NET ASSETS - 100.0%				$214,873,267

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Illiquid security.

(e)	The coupon payment on these securities is currently in default as of March 31, 2014.

(f)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of March 31, 2014. The interest rate for fully unfunded term loans is to be determined.

(k)	Value is less than $1.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET VARIABLE GLOBAL HIGH YIELD BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	March 31, 2014

Abbreviations used in this schedule:

AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Global High Yield Bond Portfolio (the “Portfolio”) is a separate diversified investment series of Legg Mason Partners Variable Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Portfolio may only be purchased or redeemed through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies or through eligible pension or other qualified plans.

The following are significant accounting policies consistently followed by the Portfolio and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Portfolio holds securities or other assets that are denominated in a foreign currency, the Portfolio will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, the Portfolio values these securities as determined in accordance with procedures approved by the Portfolio’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Portfolio’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Portfolio, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Portfolio’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$34,521,741	$657,280	$35,179,021
All other corporate bonds & notes	—	147,570,258	—	147,570,258
Convertible bonds & notes	—	66,767	—	66,767
Senior loans	—	4,547,097	—	4,547,097
Sovereign bonds	—	17,677,468	—	17,677,468
Common stocks	742,497	233,750	1,181,561	2,157,808
Convertible preferred stocks	88,726	—	—	88,726
Preferred stocks	4,034,610	199,322	—	4,233,932
Warrants	—	124,020	—	124,020

Total investments	$4,865,833	$204,940,423	$1,838,841	$211,645,097

Other financial instruments:
Futures contracts	$32,077	—	—	$32,077
Forward foreign currency contracts	—	$1,530	—	1,530

Total other financial instruments	$32,077	$1,530	—	$33,607

Total	$4,897,910	$204,941,953	$1,838,841	$211,678,704

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$3,772	—	—	$3,772
Forward foreign currency contracts	—	$201,928	—	201,928
Centrally cleared credit default swaps on credit indices - buy protection	—	145,496	—	145,496

Total	$3,772	$347,424	—	$351,196

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Portfolio may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Portfolio acquires a debt security subject to an obligation of the seller to repurchase, and of the Portfolio to resell, the security at an agreed-upon price and time, thereby determining the yield during the Portfolio’s holding period. When entering into repurchase agreements, it is the Portfolio’s policy that its custodian or a third party custodian, acting on the Portfolio’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Portfolio generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Portfolio seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Portfolio enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Portfolio as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Portfolio bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Portfolio invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Portfolio has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Portfolio’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Portfolio’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2014, the Portfolio did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2014, see Note 3.

Credit default swaps

The Portfolio enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Portfolio may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Portfolio has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Portfolio generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Portfolio could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the

Notes to Schedule of Investments (unaudited) (continued)

referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Portfolio’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty). As the protection seller, the Portfolio’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Loan participations. The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Portfolio assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Portfolio and the borrower. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(h) Unfunded loan commitments. The Portfolio may enter into certain credit agreements where all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2014, the Portfolio had sufficient cash and/or securities to cover these commitments.

(i) Credit and market risk. The Portfolio invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Portfolio’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Portfolio. The Portfolio’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(j) Foreign investment risks. The Portfolio’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(k) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Portfolio may invest in certain securities or engage in other transactions, where the Portfolio is exposed to counterparty credit risk in addition to broader

Notes to Schedule of Investments (unaudited) (continued)

market risks. The Portfolio may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Portfolio’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Portfolio to increased risk of loss.

The Portfolio has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Portfolio’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover obligations of the Portfolio under derivative contracts, are noted in the Schedule of Investments.

As of March 31, 2014, the Portfolio held forward foreign currency contracts with credit related contingent features which had a liability position of $201,928. If a contingent feature in the master agreements would have been triggered, the Portfolio would have been required to pay this amount to its derivatives counterparties.

(l) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At March 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,335,895
Gross unrealized depreciation	(3,818,676)

Net unrealized appreciation	$7,517,219

At March 31, 2014, the Portfolio had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 10-Year Notes	70	6/14	$8,677,077	$8,645,000	$32,077
U.S. Treasury Long-Term Bonds	2	6/14	262,665	266,437	(3,772)

Net unrealized gain on open futures contracts					$28,305

At March 31, 2014, the Portfolio had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Sell:
Brazilian Real	Citibank N.A.	12,686	$5,572	4/15/14	$(217)
Brazilian Real	Citibank N.A.	1,253,052	550,383	4/15/14	46
Brazilian Real	Citibank N.A.	1,321,290	580,355	4/15/14	(40,392)
British Pound	Citibank N.A.	996,335	1,660,515	5/14/14	(20,836)
British Pound	Credit Suisse	221,262	368,761	5/14/14	(6,333)
British Pound	UBS AG	100,000	166,662	5/14/14	113
British Pound	UBS AG	959,926	1,599,834	5/14/14	(26,036)
Euro	Citibank N.A.	20,000	27,551	5/14/14	(402)
Euro	Citibank N.A.	100,000	137,754	5/14/14	(1,319)

Notes to Schedule of Investments (unaudited) (continued)

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Euro	Citibank N.A.	1,174,009	$1,617,240	5/14/14	$(11,155)
Euro	JPMorgan Chase & Co.	60,000	82,652	5/14/14	808
Euro	JPMorgan Chase & Co.	330,810	455,703	5/14/14	(3,280)
Euro	UBS AG	140,000	192,855	5/14/14	563
Euro	UBS AG	6,974,805	9,608,048	5/14/14	(91,958)

Net unrealized loss on open forward foreign currency contracts					$(200,398)

At March 31, 2014, the Portfolio held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE PORTFOLIO†	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	7,230,000	12/20/18	5.000% quarterly	$(575,009)	$(429,513)	$ (145,496)

(1)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Portfolio’s derivative instruments categorized by risk exposure at March 31, 2014.

	Futures Contracts		Forward Foreign Currency Contracts		Swap Contracts
Primary Underlying Risk	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Unrealized Depreciation	Total
Interest Rate Risk	$32,077	$(3,772)	—	—	—	$28,305
Foreign Exchange Risk	—	—	$1,530	$(201,928)	—	(200,398)
Credit Risk	—	—	—	—	$(145,496)	(145,496)

Total	$32,077	$(3,772)	$1,530	$(201,928)	$(145,496)	$(317,589)

During the period ended March 31, 2014, the volume of derivative activity for the Portfolio was as follows:

Average Market Value
Futures contracts (to sell)	$6,617,555
Forward foreign currency contracts (to buy)†	470,194
Forward foreign currency contracts (to sell)	17,566,393

Average Notional Balance
Credit default swap contracts (to buy protection)	$7,230,000

†	At March 31, 2014, there were no open positions held in this derivative.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Variable Income Trust

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	May 23, 2014

By:	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	May 23, 2014